UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00159)

Exact name of registrant as specified in charter:	Putnam Investors Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period:	August 1, 2012 — January 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINVX

Putnam Investors Fund

Semiannual report
1|31|13

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Investors
Fund

Semiannual report
1 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have continued to show strength into 2013, with the S&P 500 Index delivering its best January return since 1997. Investors witnessed several positive developments, including the U.S. fiscal cliff bill that Congress passed on January 1, 2013; the improving employment and housing situations; a more stable Europe; and China’s “soft landing” and positive growth.

Today’s market environment is one of slow and steady improvement, but uncertainties linger. Questions remain about potential economic fallout from the upcoming debt ceiling and budget sequestration debates in the United States. And the sovereign debt situation in Europe, while stabilized, is far from resolved.

At Putnam, our investment team is focused on actively managing risk and pursuing returns in today’s volatile global market. As always, it is important to rely on the guidance of your financial advisor to help you manage your investment portfolio in accordance with your goals and risk tolerance.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in America’s large, growing companies

Putnam Investors Fund was founded in 1925 — the age of Model-T Fords, jazz, and the boundless optimism of one of the great American bull markets. Today, more than 87 years later, the fund continues to target leading American businesses, armed with the flexibility to invest across a range of stocks.

In the tradition of successful American stockpickers, the fund’s portfolio manager seeks opportunities that others may have overlooked.

The manager may see potential in value stocks, where investors may have temporarily pushed prices too low, or in fast-rising growth stocks, where investors have misjudged a company’s future growth potential.

The manager is supported by Putnam’s equity analysts, who conduct thorough fundamental research, visiting companies and talking to their management, suppliers, and competitors to find out what each business is really worth. This research helps to identify companies whose stock prices may not reflect their long-range prospects.

While much has changed since 1925, Putnam Investors Fund continues to pursue a goal that never goes out of style — finding great companies for investors.

Growth of a $10,000 investment since fund inception, 12/1/25, through 1/31/13

Plotted on a logarithmic scale so that comparable percentage changes appear similar

$19,218,475
9.06%
annualized return before sales charge
$10,000,000
$1,000,000
$100,000
$10,000
$10,000
1930
1940
1950
1960
1970
1980
1990
2000
2010

Through more than 87 years of changing markets, the fund has maintained its focus on seeking opportunities for investors.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

2 Investors Fund

Investors Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark and Lipper category, the Standard & Poor’s 500 Index and Lipper Large-Cap Core Funds category, were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Investors Fund

Interview with your fund’s portfolio manager

Jerry, what was the stock market environment like during the six months ended January 31, 2013?

Improvement in the U.S. economy helped lift domestic equities to a solid gain for the six-month period. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and continuing strength in corporate earnings. The broad-based S&P 500 Index — the fund’s benchmark — crossed the milestone 1500 mark near period-end.

After equities advanced early in the period, pre-election jitters and the looming fiscal cliff of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election selloff. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with six of the ten sectors in the S&P 500 posting double-digit returns, led by financials and consumer discretionary. From a style perspective, value stocks outperformed growth stocks across all market-capitalization tiers.

Against this backdrop, the fund outpaced its benchmark at net asset value, as well as the average return for its Lipper peer group.

Before we discuss the fund’s performance, could you summarize your investment approach?

We describe the fund’s style as a “go-anywhere” approach, meaning I can invest in growth or value stocks, with the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Investors Fund	5

goal of constructing a portfolio that has the potential to perform well in a variety of market conditions. In addition, while the majority of the fund’s holdings are of larger-capitalization companies, I have the flexibility to move down the capitalization scale to selectively add shares of mid- and small-cap companies. My stock selection process is driven by fundamental research; we look for U.S. companies whose share prices do not, in our view, reflect their long-term growth prospects. In order to effectively research a wide array of businesses, I’m supported by the analysts in Putnam’s Global Equity Research group, who visit hundreds of companies each year.

I believe the stock market is inefficient due to investors’ behavioral biases that result in certain securities being mispriced for short periods of time. We seek to capitalize on these mispricings to capture profitable investment opportunities.

Investment candidates are identified and organized into three different idea categories: legacy names, “smart money,” and special situations. In the legacy category, we search for stocks of companies where the fundamentals have shifted or the price has changed, making them more attractive investment candidates. Smart money involves tracking the buying and selling activity of company insiders, as well as other well-regarded investors. We will consider investments in special situations if they present what we consider to be an attractive risk/reward profile. These situations may include, but are not limited to, foreign stocks, initial public offerings, and convertible securities.

What factors bolstered the fund’s performance versus its benchmark?

At the sector level, strong stock selection in financials, health care, materials, industrials, and information technology fueled the fund’s relative outperformance. Security

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Investors Fund

selection in energy was also beneficial, as was an underweight in the weak-performing utilities sector.

Which holdings helped the most relative to the benchmark?

Reflecting the leadership of financials, both in terms of our stock picks as well as the benchmark’s performance, the top individual contributor was an overweight in global financial services provider JPMorgan Chase. The firm’s shares rallied during most of the period, helped by robust loan growth, strong mortgage-banking fees, a rebound in investment banking, and a steady net interest margin. The stock also received a boost as JPMorgan Chase used a portion of its substantial cash reserves to buy back shares. Similarly, the stock of investment banking and brokerage giant Goldman Sachs Group benefited from improved revenue growth, reduced concern about Europe, and stronger capital-market trends. State Street, a leading asset management and custody bank, was a modest contributor, as its assets under custody and administration posted strong year-over-year growth during 2012’s fourth quarter, helped by equity market appreciation and new-business wins. Shares of private equity firm Apollo Global Management rounded out our group of top-contributing financials investments.

Within health care, an out-of-benchmark position in health-care-services provider HCA Holdings proved advantageous. HCA’s stock advanced on expectations that insured-patient volumes and profitability may improve under the Affordable Care Act. Its shares were also buoyed by positive sentiment resulting

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/13. Short-term holdings are excluded. Holdings will vary over time.

Investors Fund	7

from two special dividends the company paid during the period.

Health insurer Aetna also aided performance, thanks to better-than-expected earnings per share due to lower-than-forecast insurance utilization rates and revenue gains across its business units. Additionally, Aetna reaffirmed its 2013 profit outlook, as well as its planned acquisition of smaller rival Coventry Health Care.

In industrials, our investment in Timken rose sharply during the latter months of the period, as the maker of anti-friction roller bearings and other specialty steel products beat earnings expectations. The company benefited from improved pricing, its acquisition of Philadelphia Gear — a maker of gear-drive systems — and strength in its railroad and aerospace/defense end markets.

Another portfolio standout was an out-of-index position in Fortune Brands Home & Security, which specializes in kitchen and bath cabinetry, plumbing, and security and storage systems. In our view, this is a strong business that had been embedded in a large conglomerate, Fortune Brands, until it was spun off as a separate company in October 2011. During the period, the company benefited from increased consumer spending for home repairs and remodeling, and stronger-than-forecast sales.

Timken and Fortune Brands Home & Security were sold from the fund during the period.

What are some investments that weren’t as productive?

From a sector perspective, stock picks in consumer staples modestly detracted, although this was partially offset by underweighting this lagging category. In terms of individual holdings, an out-of-benchmark allocation to Amira Nature Foods, a Dubai-based seller of packaged Indian

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Investors Fund

specialty rice, was a disappointment. We participated in the firm’s October initial public offering [IPO], but the company’s post-IPO ownership structure raised concerns about accountability, and its stock price trended lower through period-end.

Shares of Iridium Communications, a provider of mobile voice and data communications services via satellite, declined because the company missed revenue and earnings estimates and lowered its 2013 growth expectations.

Additional detractors included Florida-based regional airline Spirit Airlines and global tobacco heavyweight Philip Morris International.

What is your outlook for the coming months?

Investor worries over macroeconomic issues seem to be less pronounced than they were at the midpoint of 2012. It appears that economies worldwide are slowly improving, U.S. job market data is turning positive, and growth and manufacturing in China seem to be rebounding. I believe all these trends bode well for equities. Of course, risks remain, including still unresolved eurozone debt issues and the need for longer-term solutions to U.S. fiscal challenges. Corporate earnings may still be able to grow in 2013, but even if the earnings outlook shrinks, I believe equities could still perform well if global economies continue to expand.

Thanks for your time and for bringing us up to date, Jerry.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

Mixed signals are coming from the U.S. economy. On the positive side, the unemployment rate continues to tick down, the housing sector is recovering, and the stock market has reached multi-year highs. But uncertainty remains. The nation’s GDP was essentially flat in the fourth quarter of 2012, after several consecutive quarters of expansion. A precipitous drop in military spending contributed to the slowdown, and many questions remain about government spending and its impact on GDP going forward. Consumer confidence recently dropped following the tax increases resulting from the fiscal cliff resolution, as people anticipate the pinch of less take-home pay. The next few months should provide clearer direction for the markets on government spending and the resilience of the recovery.

Investors Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(1/7/97)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	9.06%	8.99%	8.03%	8.03%	8.24%	8.24%	8.31%	8.26%	8.79%	9.11%	9.11%	9.11%

10 years	91.64	80.61	77.58	77.58	77.72	77.72	82.26	75.82	87.17	96.71	96.79	96.52
Annual average	6.72	6.09	5.91	5.91	5.92	5.92	6.19	5.81	6.47	7.00	7.00	6.99

5 years	19.83	12.91	15.24	13.24	15.32	15.32	16.80	12.72	18.34	21.34	21.39	21.23
Annual average	3.68	2.46	2.88	2.52	2.89	2.89	3.15	2.42	3.43	3.94	3.95	3.93

3 years	45.62	37.26	42.40	39.40	42.32	42.32	43.36	38.37	44.54	46.81	46.87	46.67
Annual average	13.35	11.13	12.50	11.71	12.48	12.48	12.76	11.43	13.07	13.65	13.67	13.62

1 year	16.87	10.14	15.94	10.94	15.91	14.91	16.21	12.19	16.56	17.19	17.24	17.08

6 months	11.57	5.13	11.11	6.11	11.07	10.07	11.24	7.31	11.44	11.79	11.83	11.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Investors Fund

Comparative index returns For periods ended 1/31/13

		Lipper Large-Cap Core Funds
	S&P 500 Index	category average*

Annual average
(life of fund)	—†	—†

10 years	114.48%	104.62%
Annual average	7.93	7.35

5 years	21.51	16.23
Annual average	3.97	2.99

3 years	48.71	41.15
Annual average	14.14	12.14

1 year	16.78	15.62

6 months	9.91	10.76

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/13, there were 957, 937, 860, 755, and 496 funds, respectively, in this Lipper category.

† The fund’s benchmark and Lipper category, the Standard & Poor’s 500 Index and Lipper Large-Cap Core Funds category, were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 1/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.147		$0.044	$0.044	$0.078		$0.118	$0.161	$0.167	$0.185

Capital gains	—		—	—	—		—	—	—	—

Total	$0.147		$0.044	$0.044	$0.078		$0.118	$0.161	$0.167	$0.185

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/12	$13.89	$14.74	$12.48	$13.16	$13.10	$13.58	$13.68	$14.10	$14.10	$14.10

1/31/13	15.34	16.28	13.82	14.57	14.49	15.02	15.12	15.59	15.59	15.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Investors Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(1/7/97)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	9.00%	8.93%	7.97%	7.97%	8.18%	8.18%	8.25%	8.21%	8.73%	9.05%	9.06%	9.05%

10 years	75.98	65.81	63.02	63.02	63.33	63.33	67.36	61.45	71.98	80.54	80.61	80.34
Annual average	5.81	5.19	5.01	5.01	5.03	5.03	5.28	4.91	5.57	6.09	6.09	6.07

5 years	3.95	–2.01	0.02	–1.95	0.09	0.09	1.35	–2.17	2.69	5.35	5.39	5.23
Annual average	0.78	–0.41	0.00	–0.39	0.02	0.02	0.27	–0.44	0.53	1.05	1.06	1.02

3 years	32.73	25.07	29.87	26.87	29.90	29.90	30.78	26.17	31.88	33.91	33.97	33.77
Annual average	9.90	7.74	9.10	8.26	9.11	9.11	9.36	8.06	9.66	10.22	10.24	10.18

1 year	16.56	9.85	15.68	10.68	15.80	14.80	16.00	11.96	16.31	17.00	17.05	16.88

6 months	7.13	0.95	6.77	1.77	6.80	5.80	6.86	3.12	7.02	7.34	7.39	7.23

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses
for the fiscal year ended 7/31/12	1.19%	1.94%	1.94%	1.69%	1.44%	0.77%*	0.67%*	0.94%

Annualized expense ratio for the
six-month period ended 1/31/13	1.16%	1.91%	1.91%	1.66%	1.41%	0.77%	0.67%	0.91%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and class R6 shares have been annualized.

12	Investors Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2012, to January 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.19	$10.16	$10.16	$8.84	$7.51	$4.11	$3.58	$4.86

Ending value (after expenses)	$1,115.70	$1,111.10	$1,110.70	$1,112.40	$1,114.40	$1,117.90	$1,118.30	$1,116.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2013, use the following calculation method. To find the value of your investment on August 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.90	$9.70	$9.70	$8.44	$7.17	$3.92	$3.41	$4.63

Ending value (after expenses)	$1,019.36	$1,015.58	$1,015.58	$1,016.84	$1,018.10	$1,021.32	$1,021.83	$1,020.62

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Investors Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Investors Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2013, Putnam employees had approximately $364,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Investors Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Investors Fund

The fund’s portfolio 1/31/13 (Unaudited)

COMMON STOCKS (98.5%)*	Shares	Value

Aerospace and defense (4.1%)
Boeing Co. (The)	102,200	$7,549,514

General Dynamics Corp.	74,800	4,959,240

Honeywell International, Inc.	197,900	13,504,696

L-3 Communications Holdings, Inc.	105,300	7,994,376

Northrop Grumman Corp.	108,300	7,043,832

Raytheon Co.	57,500	3,029,100

Rockwell Collins, Inc. S	47,100	2,773,248

United Technologies Corp.	124,900	10,937,493

		57,791,499
Air freight and logistics (0.4%)
FedEx Corp.	51,100	5,184,095

		5,184,095
Airlines (0.7%)
Copa Holdings SA Class A (Panama)	16,700	1,830,320

Delta Air Lines, Inc. †	148,300	2,059,887

Southwest Airlines Co.	340,500	3,817,005

Spirit Airlines, Inc. †	121,565	2,357,145

		10,064,357
Auto components (0.5%)
Johnson Controls, Inc.	110,800	3,444,772

TRW Automotive Holdings Corp. †	68,211	3,931,000

		7,375,772
Automobiles (0.5%)
Ford Motor Co.	577,400	7,477,330

		7,477,330
Beverages (2.3%)
Coca-Cola Co. (The)	244,300	9,097,732

Coca-Cola Enterprises, Inc.	274,700	9,578,789

Diageo PLC ADR (United Kingdom) S	34,600	4,127,780

PepsiCo, Inc.	129,100	9,404,935

		32,209,236
Biotechnology (1.7%)
Amgen, Inc.	104,500	8,930,570

Celgene Corp. †	63,400	6,274,064

Cubist Pharmaceuticals, Inc. †	64,500	2,776,080

Gilead Sciences, Inc. †	159,722	6,301,033

		24,281,747
Capital markets (2.7%)
Ameriprise Financial, Inc.	71,700	4,755,144

Apollo Global Management, LLC. Class A	141,700	3,155,659

Goldman Sachs Group, Inc. (The)	92,100	13,617,906

Manning & Napier, Inc. S	142,551	2,009,969

Morgan Stanley	235,600	5,383,460

State Street Corp.	158,100	8,798,265

		37,720,403
Chemicals (2.8%)
Celanese Corp. Ser. A	36,200	1,697,056

CF Industries Holdings, Inc.	19,600	4,491,732

Dow Chemical Co. (The)	142,643	4,593,105

Huntsman Corp.	184,221	3,247,816

Investors Fund	17

COMMON STOCKS (98.5%)* cont.	Shares	Value

Chemicals cont.
LyondellBasell Industries NV Class A	56,700	$3,595,914

Monsanto Co.	94,500	9,577,575

PPG Industries, Inc.	23,800	3,281,306

Sherwin-Williams Co. (The)	18,000	2,918,520

W.R. Grace & Co. †	51,000	3,661,800

Westlake Chemical Corp.	26,000	2,388,360

		39,453,184
Commercial banks (3.0%)
Capital Bank Financial Corp. Class A †	255,660	3,955,060

First Southern Bancorp, Inc. Class B † F	112,320	718,848

National Bank Holdings Corp. Class A	232,700	4,200,235

PNC Financial Services Group, Inc.	71,171	4,398,368

Regions Financial Corp.	467,500	3,637,150

Wells Fargo & Co.	707,198	24,631,706

		41,541,367
Commercial services and supplies (1.0%)
ADT Corp. (The)	89,400	4,246,500

Cintas Corp. S	81,500	3,444,190

G&K Services, Inc. Class A	50,236	2,011,449

Tyco International, Ltd.	140,700	4,253,361

		13,955,500
Communications equipment (2.3%)
Cisco Systems, Inc.	922,400	18,973,768

JDS Uniphase Corp. †	122,055	1,771,018

Qualcomm, Inc.	177,000	11,687,310

		32,432,096
Computers and peripherals (4.1%)
Apple, Inc.	85,967	39,141,635

EMC Corp. †	433,100	10,658,591

Hewlett-Packard Co.	221,140	3,651,021

SanDisk Corp. †	74,999	3,749,200

		57,200,447
Construction and engineering (0.2%)
Fluor Corp. S	53,800	3,487,854

		3,487,854
Consumer finance (0.5%)
Discover Financial Services	170,500	6,545,495

		6,545,495
Containers and packaging (0.3%)
Bemis Co., Inc. S	78,500	2,800,880

Packaging Corp. of America	53,700	2,063,691

		4,864,571
Diversified financial services (4.9%)
Bank of America Corp.	1,218,142	13,789,367

Citigroup, Inc.	344,117	14,507,973

JPMorgan Chase & Co.	791,373	37,234,100

Nasdaq OMX Group, Inc. (The)	88,100	2,494,992

		68,026,432
Diversified telecommunication services (2.0%)
AT&T, Inc.	394,005	13,707,434

Iridium Communications, Inc. †	506,197	3,543,379

Verizon Communications, Inc.	254,100	11,081,301

		28,332,114

18	Investors Fund

COMMON STOCKS (98.5%)* cont.	Shares	Value

Electric utilities (0.9%)
American Electric Power Co., Inc. S	120,500	$5,457,445

NV Energy, Inc.	123,800	2,343,534

PPL Corp.	169,100	5,122,039

		12,923,018
Electrical equipment (0.2%)
Rockwell Automation, Inc.	31,800	2,836,242

		2,836,242
Energy equipment and services (2.2%)
Cameron International Corp. †	49,400	3,127,514

Diamond Offshore Drilling, Inc. S	47,700	3,581,793

Ensco PLC Class A (United Kingdom)	56,900	3,617,133

Halliburton Co.	59,900	2,436,732

Nabors Industries, Ltd. †	282,400	4,707,608

Schlumberger, Ltd.	145,624	11,365,953

USA Compression Partners LP (Units) †	80,238	1,421,817

		30,258,550
Food and staples retail (2.9%)
Chefs’ Warehouse, Inc. (The) † S	97,699	1,620,826

Costco Wholesale Corp.	46,900	4,799,746

CVS Caremark Corp.	216,810	11,100,672

Kroger Co. (The)	261,700	7,249,090

Safeway, Inc. S	121,300	2,335,025

Wal-Mart Stores, Inc. S	189,800	13,276,510

		40,381,869
Food products (0.4%)
Amira Nature Foods, Ltd. (United Arab Emirates) † S	461,604	3,175,836

Ingredion, Inc.	29,700	1,962,279

		5,138,115
Health-care equipment and supplies (2.5%)
Abbott Laboratories	138,100	4,678,828

Baxter International, Inc.	52,000	3,527,680

Becton, Dickinson and Co. S	33,900	2,848,956

CareFusion Corp. †	74,700	2,318,688

Covidien PLC	133,900	8,347,326

Medtronic, Inc.	93,100	4,338,460

Stryker Corp.	58,700	3,677,555

Zimmer Holdings, Inc.	78,300	5,841,180

		35,578,673
Health-care providers and services (2.4%)
Aetna, Inc.	144,931	6,990,022

Cardinal Health, Inc.	75,400	3,303,274

HCA Holdings, Inc. S	129,500	4,875,675

Laboratory Corp. of America Holdings †	32,100	2,872,950

McKesson Corp.	74,000	7,787,020

UnitedHealth Group, Inc.	151,500	8,364,315

		34,193,256
Hotels, restaurants, and leisure (1.2%)
Ignite Restaurant Group, Inc. †	99,800	1,447,100

McDonald’s Corp.	79,200	7,546,968

Red Robin Gourmet Burgers, Inc. † S	67,100	2,480,687

Investors Fund	19

COMMON STOCKS (98.5%)* cont.	Shares	Value

Hotels, restaurants, and leisure cont.
Wyndham Worldwide Corp.	48,800	$2,722,552

Wynn Resorts, Ltd.	17,100	2,141,262

		16,338,569
Household durables (0.5%)
Jarden Corp. † S	38,300	2,253,572

Newell Rubbermaid, Inc.	90,700	2,129,636

Whirlpool Corp.	26,000	2,999,880

		7,383,088
Household products (1.5%)
Colgate-Palmolive Co.	25,600	2,748,672

Energizer Holdings, Inc.	21,000	1,827,210

Procter & Gamble Co. (The)	210,300	15,806,148

		20,382,030
Independent power producers and energy traders (0.7%)
Calpine Corp. †	230,967	4,556,979

NRG Energy, Inc. S	236,500	5,676,000

		10,232,979
Industrial conglomerates (1.2%)
Danaher Corp.	46,500	2,786,745

General Electric Co.	616,700	13,740,076

		16,526,821
Insurance (4.2%)
ACE, Ltd.	68,300	5,828,039

Aflac, Inc.	118,000	6,261,080

Allstate Corp. (The)	126,100	5,535,790

American International Group, Inc. †	156,650	5,926,070

Berkshire Hathaway, Inc. Class B †	44,280	4,292,060

Hartford Financial Services Group, Inc. (The) S	151,200	3,749,760

Lincoln National Corp.	87,500	2,535,750

MetLife, Inc.	189,466	7,074,660

Prudential Financial, Inc.	160,700	9,301,316

Travelers Cos., Inc. (The)	111,000	8,709,060

		59,213,585
Internet and catalog retail (0.5%)
Amazon.com, Inc. †	15,900	4,221,450

Priceline.com, Inc. †	4,800	3,290,256

		7,511,706
Internet software and services (2.4%)
eBay, Inc. †	159,700	8,932,021

ExactTarget, Inc. † S	83,871	1,844,323

Google, Inc. Class A †	30,064	22,719,064

		33,495,408
IT Services (3.6%)
Alliance Data Systems Corp. † S	34,700	5,468,720

Computer Sciences Corp.	182,600	7,632,680

Fidelity National Information Services, Inc.	128,100	4,753,791

IBM Corp.	106,200	21,566,034

Total Systems Services, Inc.	130,200	3,027,150

Unisys Corp. † S	74,880	1,663,085

Visa, Inc. Class A	41,800	6,600,638

		50,712,098

20 Investors Fund

COMMON STOCKS (98.5%)* cont.	Shares	Value
Life sciences tools and services (0.4%)
Illumina, Inc. †	44,300	$2,242,909

Thermo Fisher Scientific, Inc.	40,600	2,928,884

		5,171,793
Machinery (1.5%)
Caterpillar, Inc.	30,500	3,000,895

CNH Global NV S	57,606	2,750,110

Flowserve Corp.	19,100	2,994,307

Ingersoll-Rand PLC	85,400	4,388,706

Joy Global, Inc.	37,700	2,381,509

Parker Hannifin Corp.	28,657	2,664,241

Trinity Industries, Inc. S	64,300	2,552,710

		20,732,478
Media (3.7%)
Comcast Corp. Class A	480,700	18,305,056

Discovery Communications, Inc. Class A †	40,900	2,837,642

DISH Network Corp. Class A	163,000	6,075,010

Gannett Co., Inc. S	228,600	4,487,418

News Corp. Class A	217,200	6,025,128

Time Warner Cable, Inc.	45,100	4,029,234

Time Warner, Inc.	126,500	6,390,780

Viacom, Inc. Class B	51,200	3,089,920

		51,240,188
Metals and mining (0.6%)
Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	113,000	3,983,250

Teck Resources, Ltd. Class B (Canada)	112,300	4,097,827

		8,081,077
Multi-utilities (0.5%)
CenterPoint Energy, Inc.	129,600	2,649,024

Public Service Enterprise Group, Inc.	146,500	4,567,870

		7,216,894
Multiline retail (1.2%)
Macy’s, Inc.	192,100	7,589,871

Target Corp.	157,000	9,484,370

		17,074,241
Office electronics (0.2%)
Xerox Corp.	398,100	3,188,781

		3,188,781
Oil, gas, and consumable fuels (9.5%)
Alpha Natural Resources, Inc. † S	293,903	2,603,981

Chesapeake Energy Corp.	34,318	692,537

Chevron Corp.	292,700	33,704,405

Devon Energy Corp.	48,900	2,796,591

Exxon Mobil Corp.	438,762	39,475,419

Gulfport Energy Corp. †	86,800	3,582,236

LRR Energy LP	264,272	4,600,976

Marathon Oil Corp.	175,500	5,898,555

Memorial Production Partners LP (Units)	52,649	953,473

Noble Energy, Inc.	31,400	3,384,606

Occidental Petroleum Corp.	83,700	7,388,199

Oiltanking Partners LP (Units)	87,919	3,536,981

Phillips 66 S	83,700	5,069,709

Investors Fund	21

COMMON STOCKS (98.5%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Royal Dutch Shell PLC ADR (United Kingdom)	130,471	$9,200,815

Suncor Energy, Inc. (Canada)	160,000	5,443,200

Valero Energy Corp.	99,600	4,355,508

		132,687,191
Paper and forest products (0.2%)
International Paper Co.	56,400	2,336,088

		2,336,088
Personal products (0.1%)
Herbalife, Ltd. S	33,765	1,226,345

		1,226,345
Pharmaceuticals (6.9%)
AbbVie, Inc. †	239,300	8,779,917

Eli Lilly & Co.	176,400	9,470,916

Johnson & Johnson S	275,400	20,357,568

Merck & Co., Inc.	470,200	20,336,150

Pfizer, Inc.	1,363,326	37,191,533

Zoetis, Inc. †	21,600	561,600

		96,697,684
Professional services (0.2%)
Equifax, Inc.	49,200	2,888,040

		2,888,040
Real estate investment trusts (REITs) (0.5%)
American Tower Corp. Class A	36,600	2,787,090

Weyerhaeuser Co.	155,600	4,686,672

		7,473,762
Road and rail (0.7%)
Canadian National Railway Co. (Canada) S	37,700	3,606,382

Union Pacific Corp.	46,000	6,047,160

		9,653,542
Semiconductors and semiconductor equipment (1.3%)
Applied Materials, Inc.	209,700	2,707,227

Intel Corp. S	328,400	6,909,536

Linear Technology Corp.	76,400	2,797,768

Texas Instruments, Inc.	189,300	6,262,044

		18,676,575
Software (4.1%)
Microsoft Corp.	1,004,400	27,590,868

Oracle Corp.	704,000	24,999,040

Symantec Corp. †	217,600	4,737,152

		57,327,060
Specialty retail (2.8%)
American Eagle Outfitters, Inc.	106,700	2,156,407

Best Buy Co., Inc. S	141,000	2,292,660

Chico’s FAS, Inc.	142,100	2,547,853

Foot Locker, Inc.	122,200	4,197,570

Gap, Inc. (The)	77,100	2,519,628

Home Depot, Inc. (The)	196,200	13,129,704

Lowe’s Cos., Inc.	136,300	5,205,297

PetSmart, Inc.	39,300	2,570,613

TJX Cos., Inc. (The)	112,300	5,073,714

		39,693,446

22 Investors Fund

COMMON STOCKS (98.5%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (0.4%)
Coach, Inc.	53,000	$2,703,000

Michael Kors Holdings, Ltd. (Hong Kong) †	50,600	2,840,178

		5,543,178
Tobacco (2.1%)
Lorillard, Inc.	74,400	2,906,808

Philip Morris International, Inc.	297,500	26,227,600

		29,134,408
Wireless telecommunication services (0.3%)
MetroPCS Communications, Inc. †	154,300	1,547,629

Sprint Nextel Corp. †	380,900	2,144,467

		3,692,096

Total common stocks (cost $1,220,185,246)		$1,380,784,373

INVESTMENT COMPANIES (0.5%)*	Shares	Value

SPDR S&P Homebuilders ETF S	260,900	$7,519,138

Total investment companies (cost $4,791,434)		$7,519,138

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Iridium Communications, Inc. 144A $7.00 cv. pfd.	27,936	$2,779,632

Unisys Corp. Ser. A, 6.25% cv. pfd.	16,345	1,054,253

Total convertible preferred stocks (cost $4,428,100)		$3,833,885

PREFERRED STOCKS (—%)*	Shares	Value

First Southern Bancorp, Inc. 5.00% cum. pfd. (acquired 12/17/09, cost
$192,000) †ΔΔ F	192	$192,000

Total preferred stocks (cost $192,000)		$192,000

SHORT-TERM INVESTMENTS (7.5%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	99,949,905	$99,949,905

Putnam Money Market Liquidity Fund 0.10% L	4,751,627	4,751,627

Total short-term investments (cost $104,701,532)		$104,701,532

TOTAL INVESTMENTS

Total investments (cost $1,334,298,312)		$1,497,030,928

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through January 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,402,391,295.

† Non-income-producing security.

Investors Fund	23

ΔΔ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $192,000, or less than 0.1% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $3,104,022 to cover certain derivatives contracts and when-issued securities sold.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

When-issued securities sold at 1/31/13 (Unaudited)

COMMON STOCKS (—%)*	Shares	Value

Chemicals (—%)
Axiall Corp. †	7,750	$435,622

Total when-issued securities sold (proceeds receivable $435,622)		$435,622

24 Investors Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$159,637,518	$—	$—

Consumer staples	128,472,003	—	—

Energy	162,945,741	—	—

Financials	219,802,196	—	718,848

Health care	195,923,153	—	—

Industrials	143,120,428	—	—

Information technology	253,032,465	—	—

Materials	54,734,920	—	—

Telecommunication services	32,024,210	—	—

Utilities	30,372,891	—	—

Total common stocks	1,380,065,525	—	718,848

Convertible preferred stocks	—	3,833,885	—

Investment companies	7,519,138	—	—

Preferred stocks	—	—	192,000

Short-term investments	4,751,627	99,949,905	—

Totals by level	$1,392,336,290	$103,783,790	$910,848

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

When-issued securities sold	$—	$(435,622)	$—

Totals by level	$—	$(435,622)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Investors Fund	25

Statement of assets and liabilities 1/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $96,262,196 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,229,596,780)	$1,392,329,396
Affiliated issuers (identified cost $104,701,532) (Notes 1 and 6)	104,701,532

Dividends, interest and other receivables	2,212,786

Receivable for shares of the fund sold	427,295

Receivable for investments sold	37,357,604

Receivable for sales of delayed delivery securities (Note 1)	435,622

Total assets	1,537,464,235

LIABILITIES

Payable for investments purchased	31,457,941

Payable for shares of the fund repurchased	942,284

Payable for compensation of Manager (Note 2)	665,452

Payable for custodian fees (Note 2)	10,116

Payable for investor servicing fees (Note 2)	319,518

Payable for Trustee compensation and expenses (Note 2)	708,388

Payable for administrative services (Note 2)	13,487

Payable for distribution fees (Note 2)	344,885

When-issued securities sold, at value (proceeds receivable $435,622) (Note 1)	435,622

Collateral on securities loaned, at value (Note 1)	99,949,905

Other accrued expenses	225,342

Total liabilities	135,072,940

Net assets	$1,402,391,295

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,106,646,147

Undistributed net investment income (Note 1)	10,342,277

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(877,329,745)

Net unrealized appreciation of investments	162,732,616

Total — Representing net assets applicable to capital shares outstanding	$1,402,391,295

(Continued on next page)

26 Investors Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,244,519,679 divided by 81,152,282 shares)	$15.34

Offering price per class A share (100/94.25 of $15.34)*	$16.28

Net asset value and offering price per class B share ($50,999,452 divided by 3,690,943 shares)**	$13.82

Net asset value and offering price per class C share ($31,206,208 divided by 2,141,620 shares)**	$14.57

Net asset value and redemption price per class M share ($19,047,223 divided by 1,314,321 shares)	$14.49

Offering price per class M share (100/96.50 of $14.49)*	$15.02

Net asset value, offering price and redemption price per class R share
($2,415,568 divided by 159,801 shares)	$15.12

Net asset value, offering price and redemption price per class R5 share
($11,282 divided by 724 shares)	$15.59†

Net asset value, offering price and redemption price per class R6 share
($11,287 divided by 724 shares)	$15.59

Net asset value, offering price and redemption price per class Y share
($54,180,596 divided by 3,484,466 shares)	$15.55

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Investors Fund	27

Statement of operations Six months ended 1/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $128,415)	$18,717,488

Interest (including interest income of $4,686 from investments in affiliated issuers) (Note 6)	4,921

Securities lending (Note 1)	155,508

Total investment income	18,877,917

EXPENSES

Compensation of Manager (Note 2)	3,896,330

Investor servicing fees (Note 2)	2,002,437

Custodian fees (Note 2)	11,782

Trustee compensation and expenses (Note 2)	73,564

Distribution fees (Note 2)	2,020,273

Administrative services (Note 2)	23,618

Other	240,559

Total expenses	8,268,563

Expense reduction (Note 2)	(42,533)

Net expenses	8,226,030

Net investment income	10,651,887

Net realized gain on investments (Notes 1 and 3)	54,830,995

Net realized loss on foreign currency transactions (Note 1)	(44)

Net realized gain on written options (Notes 1 and 3)	91,650

Net unrealized appreciation of investments during the period	83,303,097

Net gain on investments	138,225,698

Net increase in net assets resulting from operations	$148,877,585

The accompanying notes are an integral part of these financial statements.

28 Investors Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/13*	Year ended 7/31/12

Operations:
Net investment income	$10,651,887	$14,167,336

Net realized gain on investments
and foreign currency transactions	54,922,601	41,965,772

Net unrealized appreciation of investments	83,303,097	28,519,617

Net increase in net assets resulting from operations	148,877,585	84,652,725

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,049,925)	(11,824,530)

Class B	(169,556)	(132,758)

Class C	(96,651)	(75,216)

Class M	(103,382)	(97,214)

Class R	(18,401)	(17,888)

Class R5	(115)	—

Class R6	(120)	—

Class Y	(637,357)	(485,910)

Increase in capital from settlement payments	—	28,996

Decrease from capital share transactions (Note 4)	(73,070,957)	(158,676,679)

Total increase (decrease) in net assets	62,731,121	(86,628,474)

NET ASSETS

Beginning of period	1,339,660,174	1,426,288,648

End of period (including undistributed net investment
income of $10,342,277 and $12,765,897, respectively)	$1,402,391,295	$1,339,660,174

* Unaudited

The accompanying notes are an integral part of these financial statements.

Investors Fund 29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
January 31, 2013**	$13.89	.12	1.48	1.60	(.15)	(.15)	—	—	$15.34	11.57*	$1,244,520	.58*	.80*	37*
July 31, 2012	13.12	.14	.76	.90	(.13)	(.13)	—	— [d,e]	13.89	6.95	1,191,455	1.20	1.11	49
July 31, 2011	11.15	.11	1.95	2.06	(.09)	(.09)	—	— [d,f]	13.12	18.54	1,264,410	1.18	.86	65
July 31, 2010	10.04	.08	1.18	1.26	(.15)	(.15)	— [d]	—	11.15	12.59	1,252,067	1.27	.72	97
July 31, 2009	12.05	.13	(2.12) [g]	(1.99)	(.02)	(.02)	— [d]	— [d,h]	10.04	(16.44) [g]	1,263,196	1.21 [i]	1.36 [i]	106
July 31, 2008	15.35	.03	(3.33)	(3.30)	—	—	— [d]	—	12.05	(21.50)	1,520,659	1.16 [i]	.22 [i]	127

Class B
January 31, 2013**	$12.48	.06	1.32	1.38	(.04)	(.04)	—	—	$13.82	11.11*	$50,999	.96*	.42*	37*
July 31, 2012	11.79	.04	.68	.72	(.03)	(.03)	—	— [d,e]	12.48	6.09	52,017	1.95	.38	49
July 31, 2011	10.01	.01	1.77	1.78	—	—	—	— [d,f]	11.79	17.78	66,615	1.93	.12	65
July 31, 2010	9.02	— [d]	1.07	1.07	(.08)	(.08)	— [d]	—	10.01	11.81	82,483	2.02	(.01)	97
July 31, 2009	10.89	.05	(1.92) [g]	(1.87)	—	—	— [d]	— [d,h]	9.02	(17.17) [g]	114,357	1.96 [i]	.63 [i]	106
July 31, 2008	13.99	(.07)	(3.03)	(3.10)	—	—	— [d]	—	10.89	(22.16)	193,547	1.91 [i]	(.55) [i]	127

Class C
January 31, 2013**	$13.16	.06	1.39	1.45	(.04)	(.04)	—	—	$14.57	11.07*	$31,206	.96*	.42*	37*
July 31, 2012	12.43	.04	.72	.76	(.03)	(.03)	—	— [d,e]	13.16	6.14	30,509	1.95	.37	49
July 31, 2011	10.56	.01	1.87	1.88	(.01)	(.01)	—	— [d,f]	12.43	17.76	33,041	1.93	.11	65
July 31, 2010	9.53	— [d]	1.11	1.11	(.08)	(.08)	— [d]	—	10.56	11.67	32,969	2.02	(.03)	97
July 31, 2009	11.49	.06	(2.02) [g]	(1.96)	—	—	— [d]	— [d,h]	9.53	(17.06) [g]	35,155	1.96 [i]	.62 [i]	106
July 31, 2008	14.75	(.07)	(3.19)	(3.26)	—	—	— [d]	—	11.49	(22.10)	36,892	1.91 [i]	(.54) [i]	127

Class M
January 31, 2013**	$13.10	.08	1.39	1.47	(.08)	(.08)	—	—	$14.49	11.24*	$19,047	.83*	.55*	37*
July 31, 2012	12.38	.08	.70	.78	(.06)	(.06)	—	— [d,e]	13.10	6.37	18,740	1.70	.62	49
July 31, 2011	10.52	.04	1.86	1.90	(.04)	(.04)	—	— [d,f]	12.38	18.04	20,483	1.68	.36	65
July 31, 2010	9.49	.02	1.12	1.14	(.11)	(.11)	— [d]	—	10.52	11.99	20,818	1.77	.22	97
July 31, 2009	11.42	.08	(2.01) [g]	(1.93)	—	—	— [d]	— [d,h]	9.49	(16.90) [g]	20,862	1.71 [i]	.87 [i]	106
July 31, 2008	14.62	(.04)	(3.16)	(3.20)	—	—	— [d]	—	11.42	(21.89)	21,936	1.66 [i]	(.28) [i]	127

Class R
January 31, 2013**	$13.68	.10	1.46	1.56	(.12)	(.12)	—	—	$15.12	11.44*	$2,416	.71*	.67*	37*
July 31, 2012	12.95	.11	.73	.84	(.11)	(.11)	—	— [d,e]	13.68	6.59	2,053	1.45	.86	49
July 31, 2011	11.00	.08	1.94	2.02	(.07)	(.07)	—	— [d,f]	12.95	18.35	1,423	1.43	.60	65
July 31, 2010	9.91	.05	1.17	1.22	(.13)	(.13)	— [d]	—	11.00	12.34	1,410	1.52	.46	97
July 31, 2009	11.90	.11	(2.10) [g]	(1.99)	— [d]	— [d]	— [d]	— [d,h]	9.91	(16.70) [g]	1,309	1.46 [i]	1.11 [i]	106
July 31, 2008	15.20	— [d]	(3.30)	(3.30)	—	—	— [d]	—	11.90	(21.71)	1,446	1.41 [i]	— [i,j]	127

Class R5
January 31, 2013**	$14.10	.15	1.50	1.65	(.16)	(.16)	—	—	$15.59	11.79*	$11	.39*	.99*	37*
July 31, 2012 †	13.97	.01	.12	.13	—	—	—	—	14.10	.93*	10	.06*	.08*	49

Class R6
January 31, 2013**	$14.10	.16	1.50	1.66	(.17)	(.17)	—	—	$15.59	11.83*	$11	.34*	1.04*	37*
July 31, 2012 †	13.97	.01	.12	.13	—	—	—	—	14.10	.93*	10	.05*	.08*	49

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Investors Fund	Investors Fund	31

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class Y
January 31, 2013**	$14.10	.14	1.50	1.64	(.19)	(.19)	—	—	$15.55	11.68*	$54,181	.46*	.92*	37*
July 31, 2012	13.32	.18	.76	.94	(.16)	(.16)	—	— [d,e]	14.10	7.21	44,865.95		1.35	49
July 31, 2011	11.32	.14	1.98	2.12	(.12)	(.12)	—	— [d,f]	13.32	18.82	40,316.93		1.10	65
July 31, 2010	10.18	.11	1.21	1.32	(.18)	(.18)	— [d]	—	11.32	12.96	33,725	1.02	1.02	97
July 31, 2009	12.25	.13	(2.14) [g]	(2.01)	(.06)	(.06)	— [d]	— [d,h]	10.18	(16.31) [g]	91,321	.95 [i]	1.58 [i]	106
July 31, 2008	15.56	.07	(3.38)	(3.31)	—	—	— [d]	—	12.25	(21.27)	707,086	.91 [i]	.48 [i]	127

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Southwest Securities, Inc. (SWS) which amounted to less than $0.01 per share outstanding on August 22, 2011.

f Reflects a non-recurring reimbursement related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd., which amounted to the following amounts per share outstanding on March 13, 2009:

Per share

Class A	$0.03

Class B	0.03

Class C	0.03

Class M	0.03

Class R	0.03

Class Y	0.04

This payment resulted in an increase to total returns of 0.25% for the year ended July 31, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

i Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.09%

July 31, 2008	<0.01

j Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

32 Investors Fund	Investors Fund	33

Notes to financial statements 1/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2012 through January 31, 2013.

Putnam Investors Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek long-term growth of capital and any increased income that results from this growth. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

34 Investors Fund

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent

Investors Fund	35

amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $97,754,345. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $99,949,905.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

36 Investors Fund

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2012, the fund had a capital loss carryover of $928,376,739 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$12,575,679	N/A	$12,575,679	July 31, 2015

56,131,294	N/A	56,131,294	July 31, 2016

600,896,767	N/A	600,896,767	July 31, 2017

258,772,999	N/A	258,772,999	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,338,173,919, resulting in gross unrealized appreciation and depreciation of $230,897,035 and $72,040,026, respectively, or net unrealized appreciation of $158,857,009.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the

Investors Fund	37

fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,778,751	Class R5	8

Class B	75,166	Class R6	3

Class C	45,193	Class Y	72,613

Class M	27,442	Total	$2,002,437

Class R	3,261

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,746 under the expense offset arrangements and by $40,787 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,040, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

38 Investors Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,529,497	Class M	70,852

Class B	258,837	Class R	5,597

Class C	155,490	Total	$2,020,273

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $32,044 and $564 from the sale of class A and class M shares, respectively, and received $20,594 and $129 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $43 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $507,440,968 and $588,302,324, respectively. The proceeds from sales figure includes the proceeds from sales of when-issued securities sold of $435,622. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	141,000	91,650
Options exercised	—	—
Options expired	(141,000)	(91,650)
Options closed	—	—

Written options outstanding at the
end of the reporting period	—	$—

Investors Fund 39

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/13		Year ended 7/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	1,126,525	$16,454,000	4,434,995	$58,541,002

Shares issued in connection with
reinvestment of distributions	762,380	10,993,514	849,481	10,762,926

	1,888,905	27,447,514	5,284,476	69,303,928

Shares repurchased	(6,516,541)	(94,853,009)	(15,840,786)	(206,293,822)

Net decrease	(4,627,636)	$(67,405,495)	(10,556,310)	$(136,989,894)

	Six months ended 1/31/13		Year ended 7/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	165,974	$2,165,307	337,386	$3,959,179

Shares issued in connection with
reinvestment of distributions	12,473	162,143	11,092	126,895

	178,447	2,327,450	348,478	4,086,074

Shares repurchased	(656,466)	(8,577,843)	(1,831,671)	(21,518,755)

Net decrease	(478,019)	$(6,250,393)	(1,483,193)	$(17,432,681)

	Six months ended 1/31/13		Year ended 7/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	53,442	$744,091	137,843	$1,686,135

Shares issued in connection with
reinvestment of distributions	6,551	89,808	5,616	67,729

	59,993	833,899	143,459	1,753,864

Shares repurchased	(237,398)	(3,285,189)	(482,718)	(5,945,131)

Net decrease	(177,405)	$(2,451,290)	(339,259)	$(4,191,267)

	Six months ended 1/31/13		Year ended 7/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	25,992	$361,105	62,607	$766,030

Shares issued in connection with
reinvestment of distributions	7,452	101,572	7,917	94,923

	33,444	462,677	70,524	860,953

Shares repurchased	(149,703)	(2,047,520)	(294,397)	(3,549,127)

Net decrease	(116,259)	$(1,584,843)	(223,873)	$(2,688,174)

	Six months ended 1/31/13		Year ended 7/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	23,752	$345,292	73,807	$863,270

Shares issued in connection with
reinvestment of distributions	1,295	18,400	1,431	17,888

	25,047	363,692	75,238	881,158

Shares repurchased	(15,328)	(219,234)	(35,072)	(461,370)

Net increase	9,719	$144,458	40,166	$419,788

40 Investors Fund

			For the period 7/3/12
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	716	$10,000

Shares issued in connection with
reinvestment of distributions	8	115	—	—

	8	115	716	10,000

Shares repurchased	—	—	—	—

Net increase	8	$115	716	$10,000

			For the period 7/3/12
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	—	$—	716	$10,000

Shares issued in connection with
reinvestment of distributions	8	120	—	—

	8	120	716	10,000

Shares repurchased	—	—	—	—

Net increase	8	$120	716	$10,000

	Six months ended 1/31/13		Year ended 7/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	536,264	$7,950,337	715,657	$9,502,421

Shares issued in connection with
reinvestment of distributions	42,510	621,066	36,672	470,874

	578,774	8,571,403	752,329	9,973,295

Shares repurchased	(276,274)	(4,095,032)	(595,953)	(7,787,746)

Net increase	302,500	$4,476,371	156,376	$2,185,549

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	724	100%	$11,282

Class R6	724	100	11,287

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Written equity option contracts (number of contracts)	— *

* For the reporting period, the transaction volume was minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

Investors Fund	41

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$91,650	$91,650

Total	$91,650	$91,650

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$10,906,016	$104,234,086	$110,388,475	$4,686	$4,751,627

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

42 Investors Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investors Fund 43

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44 Investors Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA012
279416 3/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investors Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2013